SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – August 20, 2004
(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware		59-2758596

(State of Incorporation)		(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey		07039

(Address of principal executive offices)		Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

Item 5.02(d)

On August 24, 2004, Columbia Laboratories, Inc. (“Columbia”) issued a press release stating that on August 20, 2004, its Board of Directors elected Edward A. Blechschmidt, former chairman, chief executive officer and president of Gentiva Health Services, and Stephen G. Kasnet, president and chief executive officer of Harbor Global Co., Ltd., as directors of the Company. A copy of Columbia’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2004
COLUMBIA LABORATORIES, INC.

	By:	/S/ David L. Weinberg
David L. Weinberg
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release dated August 24, 2004 entitled: “Edward Blechschmidt and Stephen Kasnet Elected to Columbia Laboratories Board of Directors”.